Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Statement of Assets and Liabilities                            7
         Portfolio of Investments in Securities                         8
         Notes to Portfolio of Investments in Securities               14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to  Financial  Statements                               17



Important  Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                      USAA Family of Funds Summary

       Fund                                             Minimum
     Type/Name                    Volatility           Investment*
     ---------                    ----------           ----------

CAPITAL APPRECIATION
=============================================================================
 Aggressive Growth                Very high              $3,000
 Emerging Markets(1)              Very high              $3,000
 First Start Growth               Moderate to high       $3,000
 Gold(1)                          Very high              $3,000
 Growth                           Moderate to high       $3,000
 Growth & Income                  Moderate               $3,000
 International(1)                 Moderate to high       $3,000
 S&P 500 Index(2)                 Moderate               $3,000
 Science
  & Technology(5)                 Very high              $3,000
 World Growth(1)                  Moderate to high       $3,000

ASSET ALLOCATION
=============================================================================
 Balanced Strategy(1)             Moderate               $3,000
 Cornerstone Strategy(1)          Moderate               $3,000
 Growth and Tax
  Strategy(3)                     Moderate               $3,000
 Growth Strategy(1)               Moderate to high       $3,000
 Income Strategy                  Low to moderate        $3,000

INCOME - TAXABLE
============================================================================
 GNMA                             Low to moderate        $3,000
 Income                           Moderate               $3,000
 Income Stock                     Moderate               $3,000
 Short-Term Bond                  Low                    $3,000

INCOME - TAX EXEMPT
============================================================================
 Long-Term(3)                     Moderate               $3,000
 Intermediate-Term(3)             Low to moderate        $3,000
 Short-Term(3)                    Low                    $3,000
 State Bond Income(3)**           Moderate               $3,000

MONEY MARKET
==========================================================================
 Money Market(4)                  Very low               $3,000
 Tax Exempt
  Money Market(3),(4)             Very low               $3,000
 Treasury Money
  Market Trust(4)                 Very low               $3,000
 State Money Market(3),(4)**      Very low               $3,000


(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President

"We are now ready to move to another  plateau."

Back in 1980 we began to craft a family of mutual funds that would allow an investor to create a diversified portfolio suited to an individual's appetite for risk. In 1984 we started a brokerage service because we thought some members might want that. The two have grown beyond our dreams. Our fund family now offers 35 investment choices and our Brokerage Service has become a very significant presence in its industry. We are now ready to move to another plateau.

As I write this message, the USAA Investment Management Company is in the process of ending our long and mutually rewarding relationship with BHC Securities, and taking on all of the responsibilities of running our Brokerage Service. The term for this is "self-clearing." It includes our own seat on the Chicago Stock Exchange. Shortly after we achieve self-clearing, we shall also move our mutual fund accounts off of an internal system and onto the facilities of DST Systems, a Kansas City company that processes very much of the mutual fund industry's transactions. These two moves will greatly improve our ability to offer you better service.

Our goal is to give you a single investment account which can hold, track and report to you on almost any type of investment you wish to make. It will offer features such as low-cost loans based upon your investments,(1) easy movement of funds,(2) and a single statement. It will also be tied to other USAA services such as banking, fixed and variable annuities and property and casualty and life insurance. We will make this the only investment account you will need. You'll be hearing more on this in coming months.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, appears here.]


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and expenses, please call for a prospectus. Read it carefully before you invest.

USAA Brokerage Services is a discount brokerage service of USAA IMCO, a member of the NASD.

(1) Margin borrowing allows you to buy securities using funds that we will loan you for payment. It can serve as a low-interest loan which can be used for any purpose. Not all securities can be margined, however. Margin borrowing involves additional risks.

(2) An investor should consider the fluctuating values of securities.





Investment Review

SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: A broad range of investment-grade debt securities.

===============================================================================
                                            7/31/97             1/31/98
  Net Assets                            $133.7 Million       $149.5 Million
  Net Asset Value Per Share                 $10.03              $10.05
===============================================================================
  Average Annual Total Returns as of 1/31/98
     7/31/97 to 1/31/98           1 Year           Since Inception on 6/1/93
           3.31%+                  7.59%                    6.05%

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average from 06/1/93 to 01/31/98. The data points from the graph are as follows:

                              LEHMAN BROTHERS         LIPPER SHORT
        USAA SHORT-TERM     1-3 YEAR GOVERNMENT/    INVESTMENT GRADE
           BOND FUND          CORPORATE INDEX      DEBT FUNDS AVERAGE
          ----------          ---------------      ------------------

06/1/93     10,000                10,000                 10,000
12/93       10,285                10,285                 10,305
06/94       10,177                10,236                 10,240
12/94       10,287                10,342                 10,346
06/95       11,032                11,033                 10,956
12/95       11,438                11,476                 11,384
06/96       11,640                11,645                 11,535
12/96       12,160                12,066                 11,951
06/97       12,537                12,416                 12,289
12/97       13,031                12,870                 12,710
1/31/98     13,162                12,994                 12,823


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the broad-based Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average. The Lehman Index is an unmanaged index made up of government, agency, and corporate bonds longer than one year and less than three years. The Lipper Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.




Message from the Manager


[Photograph of the Portfolio Manager, Paul H. Lundmark, CFA, appears here.]


THE MARKET

Interest rates over the past six months have fallen significantly. Even in the face of economic growth, investors are optimistic that inflation will remain tame and that the Federal Reserve won't have to raise overnight rates anytime soon. This optimism is based upon the belief that the Asian economic downturn will slow growth and ease concern about potential wage pressures in the United States. However, rates could rise if the Asian financial crisis does not have as significant of an impact as expected.


PORTFOLIO STRATEGIES

Given the concern about where interest rates could go, I want to stress that I am not relying on an interest rate forecast. No one has been successful in predicting the course of interest rates over time. However, I do test my investments under rising and falling interest rate scenarios in order to determine their risk profile. As a result, there will be no dramatic change in the maturity and duration of the portfolio in an effort to time the market. Instead, emphasis remains on looking for bonds that represent value in terms of risk and total return. This philosophy has led us to reduce our exposure in lower-rated corporates and replace them with securities that are AAA-rated. These new securities have the potential to perform very well if rates remain unchanged or go higher. I also continue to hold a significant percentage of variable rate demand notes.(1) They provide price stability for the Fund, and because I focus on smaller size investments, their yields are very attractive.

For the 1- and 3-year periods ending January 31, 1998, your Fund's total returns of 7.59% and 8.21% ranked 13 out of 105 and 7 out of 78 funds, respectively, in the Lipper(2) Short Investment Grade Debt Funds category. Contributing to the performance were positive developments at Kmart which is expected to be upgraded because of their stronger financial condition.

The only disappointment was MacSaver Financial. The company has experienced recent weakness in their operations and, consequently, the bonds have fallen in price. However, I continue to hold the bonds because I feel that MacSaver is addressing its problems and will ultimately be in better financial shape than before.


(1) A variable rate demand note represents borrowings payable on demand and bearing interest tied to a money market rate.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.


OUTLOOK
In the investment environment where interest rates are unpredictable, I will continue to manage the Fund following the strategy to find securities with the potential to provide attractive yields and returns with minimal price volatility.


                             PORTFOLIO MIX

A pie chart is shown here depicting the Portfolio Mix as of 1/31/98 of the USAA Short-Term Bond Fund to be:
Asset Backed Securities - 4.1%*, Commercial Paper - 6.2%*, Collateralized Mortgage Obligations - 20.1%*, Variable Rate Demand Notes - 32.2%*, Corporate Bonds - 46.4%*.

* Percentages are of Net Assets and may or may not be equal to 100%.


See page 9 for a complete listing of the Portfolio of Investments in Securities.





SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1998
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of
     $161,425)                                                        $162,956
   Cash                                                                    180
   Receivables:
      Capital shares sold                                                  122
      Interest                                                           1,746
      Securities sold                                                    1,620
                                                                      --------
         Total assets                                                  166,624
                                                                      --------

LIABILITIES
   Securities purchased                                                 16,585
   Capital shares redeemed                                                 218
   USAA Investment Management Company                                      110
   USAA Transfer Agency Company                                             24
   Accounts payable and accrued expenses                                    41
   Dividends on capital shares                                              98
                                                                      --------
         Total liabilities                                              17,076
                                                                      --------
            Net assets applicable to capital shares outstanding       $149,548
                                                                      ========

REPRESENTED BY:
   Paid-in capital                                                    $147,836
   Accumulated net realized gain on investments                            181
   Net unrealized appreciation of investments                            1,531
                                                                      --------
            Net assets applicable to capital shares outstanding       $149,548
                                                                      ========
   Capital shares outstanding                                           14,887
                                                                      ========
   Net asset value, redemption price, and offering price per share    $  10.05
                                                                      ========


See accompanying notes to financial statements.





CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)

Fixed Rate Instruments - consist of corporate bonds and notes, asset backed securities and collateralized mortgage obligations. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security for face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Cash  Equivalents  -    consist  of  short-term  obligations  issued  by  banks,
corporations, and U.S. Government Agencies. The interest rate is constant to maturity.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.


PORTFOLIO DESCRIPTION ABBREVIATIONS
         CRE   Credit Enhanced
         DEB   Debentures
         IDA   Industrial Development Authority/Agency
         IDB   Industrial Development Board
         MFH   Multi-Family Housing
         MTN   Medium-Term Note
         RB    Revenue Bond





SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)

January 31, 1998
(Unaudited)

  Principal                                    Coupon              Market
   Amount              Security                 Rate    Maturity    Value
   ------              --------                 ----    --------    -----

                         FIXED RATE INSTRUMENTS (70.6%)
                             CORPORATE BONDS (46.4%)

            Banks - Major Regional
   $4,500   Corporacion Andina De Fomento,
              Global Bonds                      7.38%   7/21/00    $4,586
-------------------------------------------------------------------------
            Broadcasting - Radio & TV
    5,500   Tele-Communications, Inc.,
              Senior Notes                      7.38    2/15/00     5,640
-------------------------------------------------------------------------
            Electronics - Instrumentation
    4,810   Tektronix, Inc., Notes              7.63    8/15/02     5,080
-------------------------------------------------------------------------
            Finance - Consumer
    6,000   Advanta National Bank, Bank Notes   6.45   10/30/00     6,066
    5,000   Capital One Bank, Bank Notes        5.95    2/15/01     4,985
-------------------------------------------------------------------------
                                                                   11,051
-------------------------------------------------------------------------
            Home Furnishings & Appliances
    3,000   MacSaver Financial Services,
              Inc., Notes                       7.40    2/15/02     2,891
-------------------------------------------------------------------------
            Lodging/Hotel
    5,000   Hilton Hotels Corp., Senior Notes   7.38    6/01/02     5,093
-------------------------------------------------------------------------
            Real Estate Investment Trusts
    3,000   Developers Diversified Realty Corp.,
              Senior Notes                      7.63    5/15/00     3,102
    4,500   Franchise Finance Corp. of America,
              Senior Notes                      7.00   11/30/00     4,592
    3,000   Nationwide Health Properties,
              Inc., MTN                         8.61    3/01/02     3,268
    5,000   Oasis Residential, Inc., Notes      6.75   11/15/01     5,079
    4,500   TriNet Corporate Realty Trust,
              Inc., Notes                       7.30    5/15/01     4,643
-------------------------------------------------------------------------
                                                                   20,684
-------------------------------------------------------------------------
            Retail - General Merchandising
    2,000   Kmart Corp., MTN                    7.72    6/25/02     2,057
    2,000   Kmart Corp., MTN                    7.76    7/01/02     2,060
-------------------------------------------------------------------------
                                                                    4,117
-------------------------------------------------------------------------
            Telecommunications - Long Distance
    4,000   WorldCom, Inc., Senior Notes        7.55    4/01/04     4,249
-------------------------------------------------------------------------
            Waste Management
    6,000   Waste Management, Inc.              6.38   12/01/03     6,024
-------------------------------------------------------------------------
            Total corporate bonds (cost: $67,778)                  69,415
-------------------------------------------------------------------------

                         ASSET BACKED SECURITIES (4.1%)

    6,000   FirstPlus Home Loan Owner Trust,
              Series 1997-4, Class A-5
              (cost: $5,999)                    6.62    9/10/15     6,056
-------------------------------------------------------------------------

                   COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)

    5,282   Federal National Mortgage Assn.,
              Series 1998-11 M                  9.00    1/28/23     5,715(a)
    5,418   Federal National Mortgage Assn.,
              Series 1997-72 CA                 9.50    9/18/23     5,856
    4,082   Federal National Mortgage Assn.,
              Series 1997-79 U                  9.00   11/18/24     4,388
    5,985   Federal National Mortgage Assn.,
              Series 1997-89 N                  9.50   12/20/22     6,535
    7,000   Federal National Mortgage Assn.,
              Series 1998-7 H                   9.00   12/18/23     7,596(a)
-------------------------------------------------------------------------
            Total collateralized mortgage obligations
              (cost: $30,253)                                      30,090
-------------------------------------------------------------------------
            Total fixed rate instruments (cost: $104,030)         105,561
-------------------------------------------------------------------------

                       VARIABLE RATE DEMAND NOTES (32.2%)

            Buildings
    2,055   Goson, Notes, Series 1997 (CRE)     5.65   11/01/17     2,055
    2,325   Montgomery, AL, IDB RB,
              Series 1996C (CRE)                5.95    7/01/16     2,325
    1,560   Scottsboro, AL, IDB RB, Series
              1995 (CRE)                        5.95   10/01/10     1,560
-------------------------------------------------------------------------
                                                                    5,940
-------------------------------------------------------------------------
            Chemicals
    2,595   Upper Illinois River Valley
              Development Auth. RB, Series
              1996B (CRE)                       5.70   12/01/21     2,595
-------------------------------------------------------------------------
            Electrical Equipment
    1,915   APSCO, Inc., Notes, Series 1996
              (CRE)                             5.65    9/01/03     1,915
-------------------------------------------------------------------------
            Entertainment
    3,750   Denver, CO, Urban Renewal Auth. Tax
              Increment RB, Series 1992B (CRE)  5.67    9/01/11     3,750
-------------------------------------------------------------------------
            Finance - Diversified
    2,155   Folk Financial Services, Inc.,
              Series A (CRE)                    5.60   10/15/27     2,155
    1,000   KBL Capital Fund, Inc., Installment
              #1 Notes, Series A (CRE)          5.60    5/01/27     1,000
    2,500   KBL Capital Fund, Inc., Installment
              #2 Notes, Series A (CRE)          5.60    5/01/27     2,500
      645   New Jersey Economic Development Auth.
              Bonds, Series 1996A2 (CRE)        5.90   11/01/16       645
      600   New Jersey Economic Development Auth.
              Bonds, Series 1996D2 (CRE)        5.90   11/01/06       600
-------------------------------------------------------------------------
                                                                    6,900
-------------------------------------------------------------------------
            Heavy Duty Trucks & Parts
    2,910   Missouri Economic Development Export
              IDA RB, Series 1993B (CRE)        5.90    6/01/08     2,910
-------------------------------------------------------------------------
            Lodging/Hotel
    2,640   Birmingham, AL, Historical
              Preservation Auth. Taxable RB,
              Series 1993 (CRE)                 6.55    5/01/18     2,640
    3,090   Rockside Road Properties, Notes,
              Series 1995 (CRE)                 5.60    7/01/10     3,090
-------------------------------------------------------------------------
                                                                    5,730
-------------------------------------------------------------------------
            Machinery - Diversified
    2,500   Huntsville, AL, IDB RB, Series
              1997 (CRE)                        5.65    5/01/17     2,500
-------------------------------------------------------------------------
            Multi-family Housing
      345   Bartlett, IL, MFH RB, Series 1995
              (CRE)                             6.10    3/01/25       345
    4,300   Continental Valorem Corp., DEB,
              Series 1988 (CRE)                 6.00    6/01/13     4,300
-------------------------------------------------------------------------
                                                                    4,645
-------------------------------------------------------------------------
            Real Estate - Other
    5,176   Erie Funding I, Notes (CRE)         5.60   11/01/16     5,176
    2,200   Wynrose, Inc., Notes,
              Series 1995A (CRE)                5.95   11/01/05     2,200
-------------------------------------------------------------------------
                                                                    7,376
-------------------------------------------------------------------------
            Miscellaneous
    3,875   Ontario, CA RB, Series B (CRE)      5.92   10/01/27     3,875
-------------------------------------------------------------------------
            Total variable rate demand notes
              (cost: $48,136)                                      48,136
-------------------------------------------------------------------------

                             CASH EQUIVALENTS (6.2%)

            Commercial Paper
    6,000   AT&T Capital Corp.                  5.75    2/27/98     5,974
    3,286   Raytheon Co.                        5.80    2/02/98     3,285
-------------------------------------------------------------------------
            Total cash equivalents (cost: $9,259)                   9,259
-------------------------------------------------------------------------
            Total investments (cost: $161,425)                   $162,956
=========================================================================



                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Collateralized Mortgage Obligations                20.1%
            Real Estate Investment Trusts                      13.8
            Finance - Diversified                               8.6
            Finance - Consumer                                  7.4
            Lodging/Hotel                                       7.2
            Real Estate - Other                                 4.9
            Asset Backed Securities                             4.1
            Buildings                                           4.0
            Waste Management                                    4.0
            Broadcasting - Radio & TV                           3.8
            Electronics - Instrumentation                       3.4
            Banks - Major Regional                              3.1
            Multi-family Housing                                3.1
            Retail - General Merchandising                      2.8
            Telecommunications - Long Distance                  2.8
            Miscellaneous                                       2.6
            Entertainment                                       2.5
            Electronics - Computer Distributors                 2.2
            Heavy Duty Trucks & Parts                           2.0
            Home Furnishings & Appliances                       1.9
            Chemicals                                           1.7
            Machinery - Diversified                             1.7
            Electrical Equipment                                1.3
                                                              -----
            Total                                             109.0%
                                                              =====




SHORT-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) At January 31, 1998, the cost of securities purchased on a delayed delivery basis was $13,444,263.


See accompanying notes to financial statements.






SHORT-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1998
(Unaudited)

Net investment income:
   Interest income                                                     $ 4,677
                                                                       -------
   Expenses:
      Management fees                                                      171
      Transfer agent's fees                                                136
      Custodian's fees                                                      31
      Postage                                                               11
      Shareholder reporting fees                                             5
      Directors' fees                                                        2
      Registration fees                                                     37
      Professional fees                                                     18
      Other                                                                  3
                                                                       -------
         Total expenses before reimbursement                               414
      Expenses reimbursed                                                  (61)
                                                                       -------
         Total expenses after reimbursement                                353
                                                                       -------
            Net investment income                                        4,324
                                                                       -------
Net realized and unrealized gain on investments:
   Net realized gain                                                       189
   Change in net unrealized appreciation/depreciation                      106
                                                                       -------
            Net realized and unrealized gain                               295
                                                                       -------
Increase in net assets resulting from operations                        $4,619
                                                                       =======


See accompanying notes to financial statements.






SHORT-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 1998
and Year ended July 31, 1997
(Unaudited)

                                                         1/31/98       7/31/97
                                                         -------       -------
From operations:
   Net investment income                               $  4,324       $  7,099
   Net realized gain on investments                         189            410
   Change in net unrealized appreciation/depreciation
      of investments                                        106          2,464
                                                       --------       --------
      Increase in net assets resulting from operations    4,619          9,973
                                                       --------       --------
Distributions to shareholders from:
   Net investment income                                 (4,324)        (7,099)
                                                       --------       --------
   Net realized gains                                      -               (51)
                                                       --------       --------
From capital share transactions:
   Proceeds from shares sold                             40,089         75,807
   Dividend reinvestments                                 3,746          6,140
   Cost of shares redeemed                              (28,338)       (52,056)
                                                       --------       --------
      Increase in net assets from capital share
        transactions                                     15,497         29,891
                                                       --------       --------
Net increase in net assets                               15,792         32,714
Net assets:
   Beginning of period                                  133,746        101,032
                                                       --------       --------
   End of period                                       $149,548       $133,746
                                                       ========       ========
Change in shares outstanding:
   Shares sold                                            4,004          7,655
   Shares issued for dividends reinvested                   374            620
   Shares redeemed                                       (2,830)        (5,259)
                                                       --------       --------
      Increase in shares outstanding                      1,548          3,016
                                                       ========       ========
Authorized shares of $.01 par value                      25,000         25,000
                                                        =======       ========


See accompanying notes to financial statements.





SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1998
(Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in U.S. dollar-denominated debt securities which are investment-grade at the time of their purchase. The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, a reclassification has been made on the statement of assets and liabilities to increase accumulated net realized gain on investments by $10,034 and to decrease net investment income on the statement of operations by $10,034.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.



(2)  LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1998.



(3)  DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at January 31, 1998. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.



(4)  INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1998 were $44,186,077 and $26,939,360, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1998 was $1,797,393 and $266,297, respectively.



(5)  TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .50% of its annual average net assets through July 31, 1998.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.



(6)  TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.



(7)  FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-Month                                              Ten-Month        Four-Month
                           Period Ended                                            Period Ended      Period Ended
                            January 31,            Year Ended July 31,               July 31,        September 30,
                                                   -------------------
                               1998          1997        1996           1995           1994            1993**
                               ----          ----        ----           ----           ----            ----
Net asset value at
   beginning of period      $   10.03     $   9.79     $   9.87      $    9.74      $  10.08          $  10.00
Net investment income             .31          .61          .62            .61           .37               .14
Net realized and unrealized
   gain (loss)                    .02          .25         (.08)           .13          (.33)              .08
Distributions from net
   investment income             (.31)        (.61)        (.62)          (.61)         (.37)             (.14)
Distributions of realized
   capital gains                -             (.01)           -              -          (.01)              -
                            ---------     --------     --------      ---------      --------          --------
Net asset value at
   end of period            $   10.05     $  10.03     $   9.79      $    9.87      $   9.74          $  10.08
                            =========     ========     ========      =========      ========          ========
Total return (%) *               3.31         8.97         5.62           7.90           .39              2.19
Net assets at end
   of period (000)          $ 149,548     $133,746     $101,032      $  76,190      $ 48,228          $ 25,679
Ratio of expenses to
   average net assets (%)         .50(a)       .50          .50            .50           .50(a)            .50(a)
Ratio of expenses to
   average net assets
   excluding reimbursement (%)    .58(a)       .61          .66            .74           .87(a)           1.57(a)
Ratio of net investment
   income to average
   net assets (%)                6.08(a)      6.14         6.29           6.34          4.51(a)           4.21(a)
Portfolio turnover (%)          28.22        27.85        66.81         103.02        142.08             32.49


  *Assumes reinvestment of all dividend income and capital gain distributions during the period.
 **Fund commenced operations June 1, 1993.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.




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                                   Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205



                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

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